Class A: GHYAX Class B: GHYBX Class C: GHYCX Institutional: GHYIX Service: * Class IR: GYIRX
Before you invest, you may want to review the Goldman Sachs High Yield Municipal Fund’s (the “Fund”) Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and most recent annual reports to shareholders, online at www.goldmansachsfunds.com/summaries. You can also get this information at no cost by calling 800-621-2550 for Institutional shareholders, 800-526-7384 for all other shareholders or by sending an e-mail request to gs-funds-document-requests@gs.com. The Fund’s Prospectus and SAI, both dated July 29, 2010, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE
The Fund seeks a high level of current income that is exempt from regular federal income tax and may also consider the potential for capital appreciation.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide — Common Questions Applicable to the Purchase of Class A Shares” beginning on page 53 of the Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-125 of the Fund’s SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

	Class A	Class B	Class C	Institutional	Service	Class IR

Maximum Sales Charge (Load) Imposed on Purchases	4.5%	None	None	None	None	None
(as a percentage of offering price)
Maximum Deferred Sales Charge (Load)	None	5.0%	1.0%	None	None	None
(as a percentage of the lower of original purchase price or sale proceeds)[1]
Redemption Fee (as a percentage of amount redeemed, imposed on the redemption of shares held for 30 calendar days or less)	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Institutional	Service	Class IR

Management Fees	0.53%	0.53%	0.53%	0.53%	0.53%	0.53%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	None	None	None
Other Expenses[2]	0.15%	0.15%	0.15%	0.06%	0.56%	0.15%
Service Fees	None	None	None	None	0.25%	None
Shareholder Administrative Fees	None	None	None	None	0.25%	None
All Other Expenses	0.15%	0.15%	0.15%	0.06%	0.06%	0.15%

Total Annual Fund Operating Expenses	0.93%	1.68%	1.68%	0.59%	1.09%	0.68%
Expense Limitation[3]	(0.02)%	(0.02)%	(0.02)%	(0.02)%	(0.02)%	(0.02)%

Total Annual Fund Operating Expenses	0.91%	1.66%	1.66%	0.57%	1.07%	0.66%
After Fee Waiver and Expense Limitation

[1]	A contingent deferred sales charge (“CDSC”) is imposed on Class B Shares redeemed within six years of purchase, declining from a rate of 5% in the first year to 1% in the sixth year, and eliminated thereafter. A CDSC of 1% is imposed on Class C Shares redeemed within 12 months of purchase.

[2]	The “Other Expenses” for Class IR Shares are based on estimated amounts for the current fiscal year.

[3]	The Investment Adviser has agreed to reduce or limit “All Other Expenses” (excluding management fees, distribution and service fees, service fees, shareholder administration fees, transfer agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) to 0.004% of the Fund’s average daily net assets, through at least July 29, 2011, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

*	As of the date of this Summary Prospectus, Service Class Shares have not commenced operations.

2      SUMMARY PROSPECTUS — GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

EXPENSE EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in Class A, Class B, Class C, Institutional, Service and/or Class IR Shares of the Fund for the time periods indicated and then redeem all of your Class A, Class B, Class C, Institutional, Service and/or Class IR Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the expense limitation arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A Shares	$539	$731	$940	$1,540

Class B Shares
– Assuming complete	$669	$828	$1,111	$1,786
redemption at end of period
– Assuming no redemption	$169	$528	$911	$1,786

Class C Shares
– Assuming complete	$269	$528	$911	$1,985
redemption at end of period
– Assuming no redemption	$169	$528	$911	$1,985

Institutional Shares	$58	$187	$327	$736

Service Shares	$109	$345	$599	$1,327

Class IR Shares	$67	$216	$377	$845

PORTFOLIO TURNOVER
The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ending March 31, 2010 was 31% of the average value of its portfolio.

PRINCIPAL STRATEGY
The Fund invests, under normal circumstances, a majority of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase (“Total Assets”) in high-yield fixed income securities issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof (“Municipal Securities”) that, at the time of purchase, are medium quality or non-investment grade. Medium quality securities are rated BBB or Baa by a nationally recognized statistical rating organization (“NRSRO”), and non-investment grade securities are securities rated BB, Ba or below by a NRSRO. Unrated securities will be determined by the Investment Adviser to be of comparable quality. The Fund may purchase the securities of issuers that are in default.
Under normal market conditions, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in Municipal Securities, the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes).
Under normal circumstances, the Fund may also invest the remainder of its Total Assets in higher grade fixed income securities.
In pursuing its principal investment strategy, the Investment Adviser will assess the relative value in the Municipal Securities market from both a credit and yield curve perspective. Individual securities will be considered for purchase or sale based on credit profile, risk, structure, pricing, and portfolio impact, as well as duration management, restructuring, opportunistic trading and tax loss harvesting. Tax-exempt securities offering the high current income sought by the Fund may be predominantly in the lower rating categories of NRSROs (BB/Ba or lower).
The Fund may concentrate its investments in issuers within the same states, industry or economic sector.
The Fund may invest up to 100% of its Net Assets in private activity bonds, the interest on which (including the Fund’s distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities.
The Fund may invest in securities of other investment companies (specifically, registered money market funds) to manage uninvested cash in the portfolio.
Under normal interest rate conditions, the Fund’s duration is expected to be equal to that of the Barclays Capital Aggregate Municipal Bond Index, plus or minus two years. (Historically, over the last ten years, the duration of the Barclays Capital Aggregate Municipal Bond Index has ranged between 5.9 and 8.5 years.)

PRINCIPAL RISKS OF THE FUND
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.
California and Florida Risk. The risk that the Fund’s investments in municipal obligations of issuers located in the States of California or Florida may be adversely affected by political, economic and regulatory developments within California or Florida, respectively. Such developments may affect the financial condition of California’s or Florida’s political subdivisions, agencies, instrumentalities and public authorities and heighten the risks associated with investing in bonds issued by such parties, which could, in turn, adversely affect a Fund’s income, NAV, liquidity, and/or ability to preserve or realize capital appreciation.
Concentration Risk. The risk that if a Fund concentrates its investments in issuers within the same country, state, industry or economic sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so concentrated.

3      SUMMARY PROSPECTUS — GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Credit/Default Risk. An issuer or guarantor of fixed income securities held by a Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal. Additionally, the credit quality of securities may deteriorate rapidly, which may impair a Fund’s liquidity and cause significant net asset value (“NAV”) deterioration. To the extent that a Fund invests in non-investment grade fixed income securities, these risks will be more pronounced.
Interest Rate Risk. When interest rates increase, fixed income securities held by a Fund will generally decline in value. Long-term fixed income securities will normally have more price volatility because of this risk than short-term fixed income securities.
Liquidity Risk. The risk that a Fund may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.
Market Risk. The value of the instruments in which a Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions.
Non-Diversification Risk. The Fund is non-diversified and is permitted to invest more of its assets in fewer issuers than a “diversified” mutual fund. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.
Non-investment Grade Fixed Income Securities Risk. The Fund may invest in noninvestment grade fixed income securities (commonly known as “junk bonds”) that are considered speculative. Non-investment grade fixed income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity. The Fund may purchase the securities of issuers that are in default.
Tax Risk. The risk that any proposed or actual changes in income tax rates or the tax-exempt status of interest income from Municipal Securities can significantly affect the demand for and supply, liquidity and marketability of Municipal Securities. Such changes may affect a Fund’s net asset value and ability to acquire and dispose of Municipal Securities at desirable yield and price levels.
PERFORMANCE
The bar chart below and the table on the following page provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of the Fund’s Class A, Class B, Class C, Institutional and Class IR Shares compare to those of certain broad-based securities market indices and to the High Yield Municipal Fund Composite Index, a custom benchmark comprised of the Barclays Capital Aggregate Municipal Bond Index (40%) and the Barclays Capital High Yield Municipal Bond Index (60%). The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.goldmansachsfunds.com/performance or by calling 800-621-2550 for Institutional or Service shareholders and 800-526-7384 for all other shareholders.
Performance reflects expense limitations in effect.
Because Service and Class IR Shares have not commenced operations as of the date of this Summary Prospectus, no performance information is shown. Service and Class IR Shares would have annual returns substantially similar to those of the other share classes shown because Service and Class IR Shares represent interests in the same portfolio of securities. Annual returns would differ only to the extent Service or Class IR Shares have different expenses.

4      SUMMARY PROSPECTUS — GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

AVERAGE ANNUAL TOTAL RETURNS

			Since
For the period ended December 31, 2009	1 Year	5 Years	Inception

Class A (Inception 4/30/00)
Returns Before Taxes	22.80%	(1.61)%	2.82%
Returns After Taxes on Distributions	22.77%	(1.64)%	2.80%
Returns After Taxes on Distributions and Sale of Fund Shares	17.16%	(0.61)%	3.20%

Class B (Inception 4/30/00)
Returns Before Taxes	22.37%	(1.84)%	2.66%

Class C (Inception 4/30/00)
Returns Before Taxes	26.60%	(1.44)%	2.54%

Institutional Shares (Inception 4/30/00)
Returns Before Taxes	29.03%	(0.34)%	3.70%

Barclays Capital High Yield Municipal	24.53%	3.38%	5.20%
Bond Index (reflects no deduction for fees, expenses or taxes)
Barclays Capital Aggregate Municipal	12.91%	4.31%	5.59%
Bond Index (reflects no deduction for fees, expenses or taxes)
High Yield Municipal Fund	32.73%	2.62%	4.85%
Composite Index

The after-tax returns are for Class A Shares only. The after-tax returns for Class B, Class C, and Institutional Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
PORTFOLIO MANAGEMENT
Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).
Portfolio Managers: Ben Barber, Managing Director, Head of Municipals, has managed the Fund since 1999; Scott Diamond, Vice President, has managed the Fund since 2002.
BUYING AND SELLING FUND SHARES
The minimum initial investment for Class A and Class C Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $10,000,000 but may be $1,000,000 alone or in combination with other assets under the management of GSAM and its affiliates for certain types of investors. There may be no minimum for initial purchases of Institutional Shares for certain retirement accounts or for initial purchases of Class IR Shares.
The minimum subsequent investment for Class A and Class C shareholders is $50, except for Employer Sponsored Benefit Plans, for which there is no minimum. There is no minimum subsequent investment for Institutional or Class IR shareholders.
The Fund does not impose minimum purchase requirements for initial or subsequent investments in Service Shares, although an Authorized Institution (as defined below) may impose such minimums and/or establish other requirements such as a minimum account balance.
Class B Shares are generally no longer available for purchase by current or prospective investors.
You may purchase and redeem (sell) shares of the Fund on any business day through certain brokers, registered advisers and other financial institutions (“Authorized Institutions”).
TAX INFORMATION
The Fund’s distributions of interest on municipal obligations generally are not subject to federal income tax; however the Fund may distribute taxable dividends, including distributions of short-term capital gains, and long-term capital gains. In addition, interest on certain obligations may be subject to the federal alternative minimum tax. To the extent that the Fund’s distributions are derived from interest on obligations that are not exempt from applicable state and local taxes, such distributions will be subject to such state and local taxes.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through an Authorized Institution, the Fund and/or its related companies may pay the Authorized Institution for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Authorized Institution and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Authorized Institution website for more information.

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